Exhibit 99.1

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	David Castille	Kendra Kimmons
	Managing Director, Treasury/Finance	Managing Director, Marketing & Communications
	(225) 299-3391	(225) 299-3720
	david.castille@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS REPORTS FIRST QUARTER FINANCIAL RESULTS

AMEDISYS TO HOST CONFERENCE CALL TODAY AT 11:00 A.M. ET

BATON ROUGE, Louisiana (April 29, 2015) — Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the first quarter ended March 31, 2015.

Three-Month Periods Ended March 31, 2015 and 2014

•	After adjusting for the 2015 period, $74.0 million ($44.8 million, net of income tax ) or $1.37 per diluted share and for the 2014 period $16.1 million ($9.9 million, net of income tax) or $0.31 per diluted share for certain items*, our adjusted results from continuing operations were as follows:

•	Net service revenue of $301.6 million compared to $298.7 million in 2014.

•	Net income from continuing operations attributable to Amedisys, Inc. of $9.8 million compared to net loss from continuing operations of $2.2 million in 2014. (Net loss from continuing operations attributable to Amedisys, Inc. of $35.0 million compared to net loss from continuing operations attributable to Amedisys, Inc. of $12.1 million in 2014 on a GAAP basis.)

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.30 compared to net loss from continuing operations attributable to Amedisys, Inc. of $0.07 per diluted share in 2014. (Net loss from continuing operations attributable to Amedisys, Inc. per diluted share $1.07 compared to net loss from continuing operations attributable to Amedisys Inc. per diluted share of $0.38 per diluted share in 2014 on a GAAP basis.)

•	Earnings before interest, taxes, depreciation and amortization attributable to continuing operations (“EBITDA”) of $26.4 million compared to $5.5 million in 2014.

Paul B. Kusserow, President and Chief Executive Officer stated, “With these strong first quarter results, Amedisys continues its upward trajectory. During the first few months of the year, we’ve brought world class talent to our leadership team and made major operational decisions that strongly position us for continued growth and margin expansion.”

We urge caution in considering the current trends disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

*	See pages 9 & 10 for explanation of these certain items and the reconciliations of non-GAAP financial measures.

Earnings Call and Webcast Information

To participate on the conference call, please call a few minutes before 11:00 a.m. ET to either (877) 512-9171 (Toll free) or (815) 573-0979, use conference ID #30632022. A replay of the conference call will be available through May 29, 2015. The replay dial in number is (855) 859-2056 (Toll free) or (404) 537-3406 (Toll) and use conference ID #30632022.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Amedisys, Inc. (the “Company”) is headquartered in Baton Rouge, Louisiana and our common stock trades on the NASDAQ Global Select Market under the symbol “AMED”.

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures as defined under SEC rules: EBITDA, defined as net loss from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, adjusted EBITDA, defined as EBITDA excluding certain other items, adjusted net income (loss) from continuing operations attributable to Amedisys, Inc., defined as net loss from continuing operations attributable to Amedisys, Inc. excluding certain other items, and adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. per diluted share, defined as net loss from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share excluding certain other items. In accordance with SEC rules, we have provided herein a reconciliation of these non-GAAP financial measures to the most directly comparable measures under GAAP. Management believes that these are useful gauges of our performance and are common measures used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except share, per share data and statistical information)

(Unaudited)

Balance Sheet Information

	March 31, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$3,132	$8,032
Patient accounts receivable, net of allowance for doubtful accounts of $14,845 and $14,317	110,651	99,325
Prepaid expenses	8,504	8,493
Other current assets	23,556	19,708

Total current assets	145,843	135,558

Property and equipment, net of accumulated depreciation of $151,311 and $146,438	57,088	137,455
Goodwill	205,587	205,587
Intangible assets, net of accumulated amortization of $25,374	33,193	33,193
Deferred income taxes	146,565	124,788
Other assets, net	35,051	33,161

Total assets	$623,327	$669,742

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$23,651	$16,056
Payroll and employee benefits	69,791	75,553
Accrued expenses	56,763	56,329
Current portion of long-term obligations	12,000	12,000
Current portion of deferred income taxes	2,029	2,385

Total current liabilities	164,234	162,323
Long-term obligations, less current portion	86,444	104,372
Other long-term obligations	5,214	5,285

Total liabilities	255,892	271,980

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 34,618,817 and 34,569,526 shares issued; and 33,643,863 and 33,594,572 shares outstanding	35	35
Additional paid-in capital	486,267	481,762
Treasury stock at cost, 974,954 shares of common stock	(19,860)	(19,860)
Accumulated other comprehensive income	15	15
Retained earnings	(99,794)	(64,785)

Total Amedisys, Inc. stockholders’ equity	366,663	397,167
Noncontrolling interests	772	595

Total equity	367,435	397,762

Total liabilities and equity	$623,327	$669,742

Statement of Operations Information
	For the Three-Month Periods Ended March 31,
	2015	2014
Net service revenue	$301,572	$298,739
Cost of service, excluding depreciation and amortization	170,961	177,008
General and administrative expenses:
Salaries and benefits	68,555	83,171
Non-cash compensation	2,384	431
Other	33,070	42,698
Provision for doubtful accounts	2,976	4,894
Depreciation and amortization	6,537	7,902
Asset impairment charge	75,193	2,208

Operating expenses	359,676	318,312

Operating loss	(58,104)	(19,573)
Other income (expense):
Interest income	22	6
Interest expense	(2,426)	(1,261)
Equity in earnings from equity investments	1,951	787
Miscellaneous, net	2,134	190

Total other income (expense), net	1,681	(278)

Loss before income taxes	(56,423)	(19,851)
Income tax benefit	21,591	7,618

Loss from continuing operations	(34,832)	(12,233)
Discontinued operations, net of tax	—	(277)

Net loss	(34,832)	(12,510)
Net (income) loss attributable to noncontrolling interests	(177)	93

Net loss attributable to Amedisys, Inc.	$(35,009)	$(12,417)

Basic and diluted earnings per common share:
Loss from continuing operations attributable to Amedisys, Inc. common stockholders	$(1.07)	$(0.38)

Discontinued operations, net of tax	—	(0.01)

Net loss attributable to Amedisys, Inc. common stockholders	$(1.07)	$(0.39)

Weighted average shares outstanding	32,739	31,864

Amounts attributable to Amedisys, Inc. common stockholders:
Loss from continuing operations	$(35,009)	$(12,140)
Discontinued operations, net of tax	—	(277)

Net loss	$(35,009)	$(12,417)

Cash Flow and Days Revenue Outstanding, Net Information
	For the Three-Month Periods Ended March 31,
	2015	2014
Net cash provided by (used in) operating activities	$14,483	$(6,342)
Net cash used in investing activities	(2,068)	(4,920)
Net cash used in financing activities	(17,315)	(3,201)

Net decrease in cash and cash equivalents	(4,900)	(14,463)
Cash and cash equivalents at beginning of period	8,032	17,303

Cash and cash equivalents at end of period	$3,132	$2,840

Days revenue outstanding, net (1)	32.1	33.6

(1)	Our calculation of days revenue outstanding, net at March 31, 2015 and 2014 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three-month periods ended March 31, 2015 and 2014, respectively.

Supplemental Information - Home Health
	For the Three-Month Periods Ended March 31,
	2015	2014
Financial Information (in millions):
Medicare	$187.3	$188.7
Non-Medicare	54.1	48.0

Net service revenue	241.4	236.7
Cost of service	138.7	144.0

Gross margin	102.7	92.7
Other operating expenses	66.9	82.6

Operating income before impairment (1)	$35.8	$10.1

Key Statistical Data:
Medicare:
Same Store Volume (2):
Revenue	6%	(7%)
Admissions	4%	(2%)
Recertifications	(1%)	(6%)
Total (3):
Admissions	45,102	46,527
Recertifications	24,359	25,778
Completed episodes	64,989	67,472
Visits	1,168,250	1,204,539
Average revenue per completed episode (4)	$2,854	$2,778
Average revenue per completed episode including sequestration (5)	$2,797	$2,722
Visits per completed episode (6)	17.3	16.9

Non-Medicare:
Same Store Volume (2):
Revenue	20%	1%
Admissions	17%	2%
Recertifications	15%	(5%)
Total (3):
Admissions	23,118	21,193
Recertifications	7,988	7,451
Visits	437,465	390,140

Total (3):
Cost per Visit	$86.33	$90.28
Visits	1,605,715	1,594,679

(1)	Operating income of $8.9 million on a GAAP basis for the three-month period ended March 31, 2014.
(2)	Same store Medicare and Non-Medicare revenue, admissions or recertifications growth is the percent increase (decrease) in our Medicare and Non-Medicare revenue, admissions or recertifications for the period as a percent of the Medicare and Non-Medicare revenue, admissions or recertifications of the prior period.
(3)	Based on continuing operations for all periods presented.
(4)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care which excludes the impact of sequestration.
(5)	Average Medicare revenue per completed episode including sequestration is the average Medicare revenue earned for each Medicare completed episode of care which includes the impact of sequestration.
(6)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Supplemental Information - Hospice

	For the Three-Month Periods Ended March 31,
	2015	2014
Financial Information (in millions):
Medicare revenue	$56.5	$58.4
Non-Medicare revenue	3.7	3.6

Net service revenue	60.2	62.0
Cost of service	32.3	33.0

Gross margin	27.9	29.0
Other operating expenses	15.2	17.6

Operating income before impairment (1)	$12.7	$11.4

Key Statistical Data:
Same Store (2):
Medicare revenue	2%	(6%)
Non-Medicare revenue	13%	(3%)
Hospice Admits	7%	(5%)
Average daily census	1%	(6%)
Total (3):
Hospice admits	4,564	4,595
Average daily census	4,535	4,721
Revenue per day	$147.48	$145.95
Cost of service per day	$79.12	$77.47
Average length of stay	91	99

(1)	Operating income of $10.4 million on a GAAP basis for the three-month period ended March 31, 2014.
(2)	Same store Medicare and Non-Medicare revenue, Hospice admits or average daily census growth is the percent increase in our Medicare and Non-Medicare revenue, Hospice admits or average daily census for the period as a percent of the Medicare and Non-Medicare revenue, Hospice admits or average daily census of the prior period.
(3)	Based on continuing operations for all periods presented.

Supplemental Information - Corporate
	For the Three-Month Periods Ended March 31,
	2015	2014
Financial Information (in millions):
Other operating expenses	$26.8	$34.0
Depreciation and amortization	4.6	4.9

Total before impairment (1)	$31.4	$38.9

(1)	Total of $106.6 million on a GAAP basis for the three-month period ended March 31, 2015.

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAPP FINANCIAL MEASURES TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands)

(Unaudited)

Earnings From Continuing Operations Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

	For the Three-Month Periods Ended March 31,
	2015	2014
Net loss attributable to Amedisys, Inc.	$(35,009)	$(12,417)
Less:
Discontinued operations, net of tax	—	(277)

Net loss from continuing operations attributable to Amedisys, Inc.	(35,009)	(12,140)
Add:
Income tax benefit	(21,591)	(7,618)
Interest expense, net	2,404	1,255
Depreciation and amortization	6,537	7,902

EBITDA (1)	(47,659)	(10,601)
Add:
Certain items (2)	74,040	16,100

Adjusted EBITDA (3)	$26,381	$5,499

Adjusted Net Income (Loss) From Continuing Operations Attributable to Amedisys, Inc. Reconciliation:

	For the Three-Month Periods Ended March 31,
	2015	2014
Net loss attributable to Amedisys, Inc.	$(35,009)	$(12,417)
Less:
Discontinued operations, net of tax	—	(277)

Net loss from continuing operations attributable to Amedisys, Inc.	(35,009)	(12,140)
Add:
Certain items (2)	44,794	9,918

Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. (4)	$9,785	$(2,222)

Adjusted Net Income (Loss) From Continuing Operations Attributable to Amedisys, Inc. per Diluted Share:

	For the Three-Month Periods Ended March 31,
	2015	2014
Net loss attributable to Amedisys, Inc. common stockholders per diluted share	$(1.07)	$(0.39)
Less:
Discontinued operations, net of tax	—	(0.01)

Net loss from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share	(1.07)	(0.38)
Add:
Certain items (2)	1.37	0.31

Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share (5)	$0.30	$(0.07)

(1)	EBITDA is defined as net loss from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(2)	The following details the certain other items for the three-month periods ended March 31, 2015 and 2014:

	For the Three-Month Period Ended March 31, 2015			For the Three-Month Period Ended March 31, 2014
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
Partial claim recovery	$(818)	$(495)	$(0.02)	$—	$—	$—
Life insurance proceeds	(1,044)	(632)	(0.02)	—	—	—
Inventory and Data Security Reporting	2,121	1,283	0.04	—	—	—
Unrealized gain on investment	(1,412)	(854)	(0.02)	—	—	—
Asset impairment charge	75,193	45,492	1.39	2,208	1,360	0.04
Exit and restructuring activity costs	—	—	—	9,954	6,132	0.19
Relator fees	—	—	—	3,938	2,426	0.08

Total	$74,040	$44,794	$1.37	$16,100	$9,918	$0.31

(3)	Adjusted EBITDA is defined as net loss from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, depreciation and amortization excluding certain other items as described in footnote 2. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(4)	Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. is defined as net loss from continuing operations attributable to Amedisys, Inc. excluding certain other items as described in footnote 2. Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.
(5)	Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted loss from continuing operations per share excluding the earnings per share effect of certain other items as described in footnote 2. Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators or operating performance. This calculation of adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.